Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
March 2009

Table of Contents

Consolidated Balance Sheets	1
Loans and Leases Composition	2
Deposits Composition	3
Consolidated Quarterly Average Balance Sheets	4
Consolidated Quarterly Net Interest Margin Analysis	5
Selected Quarterly Income Statement Data	6
Quarterly Mortgage Banking Income	7
Quarterly Credit Reserves Analysis	8
Quarterly Net Charge-Off Analysis	9
Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	10
Quarterly Common Stock Summary, Capital, and Other Data	11
Notes:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2009	2008		March ’09 vs ’08
(in thousands, except number of shares)	March 31,	December 31,	March 31,	Amount	Percent
	(Unaudited)		(Unaudited)

Assets
Cash and due from banks	$2,272,831	$806,693	$1,242,422	$1,030,409	82.9%
Federal funds sold and securities purchased under resale agreements	—	37,975	1,038,820	(1,038,820)	(100.0)
Interest bearing deposits in banks	382,755	292,561	253,221	129,534	51.2
Trading account securities	83,554	88,677	1,246,877	(1,163,323)	(93.3)
Loans held for sale	481,447	390,438	632,266	(150,819)	(23.9)
Investment securities	4,908,332	4,384,457	4,313,006	595,326	13.8
Loans and leases (1)	39,548,364	41,092,165	41,014,219	(1,465,855)	(3.6)
Allowance for loan and lease losses	(838,549)	(900,227)	(627,615)	(210,934)	33.6

Net loans and leases	38,709,815	40,191,938	40,386,604	(1,676,789)	(4.2)

Bank owned life insurance	1,376,996	1,364,466	1,327,031	49,965	3.8
Premises and equipment	517,130	519,500	544,718	(27,588)	(5.1)
Goodwill	452,110	3,054,985	3,047,407	(2,595,297)	(85.2)
Other intangible assets	339,572	356,703	409,055	(69,483)	(17.0)
Accrued income and other assets	2,177,583	2,864,466	1,610,542	567,041	35.2

Total Assets	$51,702,125	$54,352,859	$56,051,969	$(4,349,844)	(7.8)%

Liabilities and Shareholders’ Equity Liabilities
Deposits (2)	$39,070,273	$37,943,286	$38,116,341	$953,932	2.5%
Short-term borrowings	1,055,247	1,309,157	3,336,738	(2,281,491)	(68.4)
Federal Home Loan Bank advances	957,953	2,588,976	3,684,193	(2,726,240)	(74.0)
Other long-term debt	2,734,446	2,331,632	1,907,881	826,565	43.3
Subordinated notes	1,905,383	1,950,097	1,930,183	(24,800)	(1.3)
Accrued expenses and other liabilities	1,164,087	1,000,805	1,168,034	(3,947)	(0.3)

Total Liabilities	46,887,389	47,123,953	50,143,370	(3,255,981)	(6.5)

Equity
Huntington Bancshares Incorporated shareholders’ equity

Preferred stock — authorized 6,617,808 shares-

5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000; 1,398,071 shares issued and outstanding	1,312,875	1,308,667	—	1,312,875	—

8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidiation value per share of $1,000; issued 569,000 shares; outstanding 454,891 and 569,000 shares, respectively.	454,891	569,000	—	454,891	—

Common stock - Par value of $0.01 and authorized 1,000,000,000 shares; issued 391,595,609, 366,972,250, and 367,007,244 shares, respectively; outstanding 390,681,633, 366,057,669, and 366,226,146 shares, respectively.	3,916	3,670	3,670	246	6.7
Capital surplus	5,465,457	5,322,428	5,241,033	224,424	4.3
Less 913,976, 914,581 and 781,098 treasury shares at cost, respectively	(14,222)	(15,530)	(14,834)	612	(4.1)
Accumulated other comprehensive income (loss):
Unrealized losses on investment securities	(161,072)	(207,756)	(79,396)	(81,676)	N.M.
Unrealized gains on cash flow hedging derivatives	43,580	44,638	4,307	39,273	N.M.
Pension and other postretirement benefit adjustments	(162,097)	(163,575)	(47,128)	(114,969)	N.M.
Retained (deficit) earnings	(2,128,592)	367,364	800,947	(2,929,539)	N.M.

Total Shareholders’ Equity	4,814,736	7,228,906	5,908,599	(1,093,863)	(18.5)

Total Liabilities and Shareholders’ Equity	$51,702,125	$54,352,859	$56,051,969	$(4,349,844)	(7.8)%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

	2009		2008
(in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	(Unaudited)				(Unaudited)		(Unaudited)		(Unaudited)

Ending Balances by Type
Commercial: (1)
Commercial and industrial (2)	$13,768	34.8%	$13,541	33.0%	$13,638	33.1%	$13,746	33.5%	$13,646	33.3%
Commercial real estate:
Construction	2,074	5.2	2,080	5.1	2,111	5.1	2,136	5.2	2,058	5.0
Commercial (2)	7,187	18.2	8,018	19.5	7,796	18.9	7,565	18.4	7,458	18.2

Commercial real estate	9,261	23.4	10,098	24.6	9,907	24.0	9,701	23.6	9,516	23.2

Total commercial	23,029	58.2	23,639	57.6	23,545	57.1	23,447	57.1	23,162	56.5

Consumer:
Automobile loans	2,894	7.3	3,901	9.5	3,918	9.5	3,759	9.2	3,491	8.5
Automobile leases	468	1.2	563	1.4	698	1.7	835	2.0	1,000	2.4
Home equity	7,663	19.4	7,556	18.4	7,497	18.2	7,410	18.1	7,296	17.8
Residential mortgage	4,837	12.2	4,761	11.6	4,854	11.8	4,901	11.9	5,366	13.1
Other loans	657	1.7	672	1.5	680	1.7	695	1.7	699	1.7

Total consumer	16,519	41.8	17,453	42.4	17,647	42.9	17,600	42.9	17,852	43.5

Total loans and leases	$39,548	100.0%	$41,092	100.0	$41,192	100.0	$41,047	100.0	$41,014	100.0

Ending Balances by Business Segment
Regional Banking	$31,661	80.1%	$31,875	77.6%	$31,590	76.7%	$31,346	76.4%	$31,447	76.7%
Auto Finance and Dealer Services	4,837	12.2	5,956	14.5	5,900	14.3	5,959	14.5	5,862	14.3
PFG	2,555	6.4	2,611	6.3	2,607	6.3	2,612	6.3	2,548	6.2
Treasury / Other(3)	495	1.3	650	1.6	1,095	2.7	1,130	2.8	1,157	2.8

Total loans and leases	$39,548	100.0%	$41,092	100.0%	$41,192	100.0%	$41,047	100.0%	$41,014	100.0%

	2009		2008
	First		Fourth		Third		Second		First
Average Balances by Business Segment
Regional Banking	$31,803	77.8%	$31,803	76.8%	$31,347	76.4%	$31,400	76.5%	$30,962	76.7%
Auto Finance and Dealer Services	5,823	14.2	5,909	14.3	5,928	14.5	5,877	14.3	5,720	14.2
PFG	2,612	6.5	2,629	6.3	2,600	6.3	2,594	6.4	2,553	6.3
Treasury / Other (3)	628	1.5	1,096	2.6	1,129	2.8	1,154	2.8	1,132	2.8

Total loans and direct financing leases	$40,866	100.0%	$41,437	100.0%	$41,004	100.0%	$41,025	100.0%	$40,367	100.0%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

(2)	The 2009 first quarter reflected a net reclassification of $782.2 million from commercial real estate to commercial and industrial.

(3)	Comprised primarily of Franklin loans.

Huntington Bancshares Incorporated
Deposits Composition

	2009		2008
(in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	(Unaudited)				(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type
Demand deposits — non-interest bearing	$5,887	15.1%	$5,477	14.4%	$5,135	13.7%	$5,253	13.8%	$5,160	13.5%
Demand deposits — interest bearing	4,306	11.0	4,083	10.8	4,052	10.8	4,074	10.7	4,041	10.6
Money market deposits	5,857	15.0	5,182	13.7	5,565	14.8	6,171	16.2	6,681	17.5
Savings and other domestic deposits	4,929	12.6	4,846	12.8	4,816	12.8	5,009	13.1	5,083	13.3
Core certificates of deposit	12,496	32.0	12,727	33.5	12,157	32.4	11,274	29.6	10,583	27.8

Total core deposits	33,475	85.7	32,315	85.2	31,725	84.5	31,781	83.4	31,548	82.7
Other domestic deposits of $100,000 or more	1,239	3.2	1,541	4.1	1,949	5.2	2,139	5.6	2,160	5.7
Brokered deposits and negotiable CDs	3,848	9.8	3,355	8.8	2,925	7.8	3,101	8.1	3,362	8.8
Deposits in foreign offices	508	1.3	732	1.9	970	2.5	1,103	2.9	1,046	2.8

Total deposits	$39,070	100.0%	$37,943	100.0%	$37,569	100.0%	$38,124	100.0%	$38,116	100.0%

Total core deposits:
Commercial	$8,737	26.1%	$7,758	24.0%	$8,008	25.2%	$8,472	26.7%	$8,716	27.6%
Personal	24,738	73.9	24,557	76.0	23,717	74.8	23,309	73.3	22,832	72.4

Total core deposits	$33,475	100.0%	$32,315	100.0%	$31,725	100.0%	$31,781	100.0%	$31,548	100.0%

Ending Balances by Business Segment
Regional Banking	$33,413	85.5%	$32,874	86.6%	$32,990	87.8%	$33,263	87.2%	$33,114	86.9%
Auto Finance and Dealer Services	71	0.2	66	0.2	67	0.2	56	0.1	56	0.1
PFG	2,251	5.8	1,785	4.7	1,553	4.1	1,666	4.4	1,542	4.0
Treasury / Other (1)	3,335	8.5	3,218	8.5	2,959	7.9	3,139	8.3	3,404	9.0

Total deposits	$39,070	100.0%	$37,943	100.0%	$37,569	100.0%	$38,124	100.0%	$38,116	100.0%

	2009		2008
	First		Fourth		Third		Second		First
Average Balances by Business Segment
Regional Banking	$33,017	86.5%	$32,907	83.1%	$33,101	87.6%	$33,060	86.9%	$32,711	86.2%
Auto Finance and Dealer Services	66	0.2	61	0.2	62	0.2	54	0.1	54	0.1
PFG	1,941	5.0	1,970	4.9	1,583	4.1	1,517	4.1	1,583	4.3
Treasury / Other (1)	3,165	8.3	4,666	11.8	3,057	8.1	3,396	8.9	3,583	9.4

Total deposits	$38,189	100.0%	$39,604	100.0%	$37,803	100.0%	$38,027	100.0%	$37,931	100.0%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2009	2008				1Q09 vs 1Q08
(in millions)	First	Fourth	Third	Second	First	Amount	Percent

Assets
Interest bearing deposits in banks	$355	$343	$321	$256	$293	$62	21.2%
Trading account securities	278	940	992	1,243	1,186	(908)	(76.6)
Federal funds sold and securities purchased under resale agreements	19	48	363	566	769	(750)	(97.5)
Loans held for sale	627	329	274	501	565	62	11.0
Investment securities:
Taxable	3,930	3,789	3,975	3,971	3,774	156	4.1
Tax-exempt	496	689	712	717	703	(207)	(29.4)

Total investment securities	4,426	4,478	4,687	4,688	4,477	(51)	(1.1)
Loans and leases: (1)
Commercial:
Commercial and industrial	13,541	13,746	13,629	13,631	13,343	198	1.5
Commercial real estate:
Construction	2,033	2,103	2,090	2,038	2,014	19	0.9
Commercial	8,079	8,115	7,726	7,563	7,273	806	11.1

Commercial real estate	10,112	10,218	9,816	9,601	9,287	825	8.9

Total commercial	23,653	23,964	23,445	23,232	22,630	1,023	4.5

Consumer:
Automobile loans	3,837	3,899	3,856	3,636	3,309	528	16.0
Automobile leases	517	636	768	915	1,090	(573)	(52.6)

Automobile loans and leases	4,354	4,535	4,624	4,551	4,399	(45)	(1.0)
Home equity	7,577	7,523	7,453	7,365	7,274	303	4.2
Residential mortgage	4,611	4,737	4,812	5,178	5,351	(740)	(13.8)
Other loans	671	678	670	699	713	(42)	(5.9)

Total consumer	17,213	17,473	17,559	17,793	17,737	(524)	(3.0)

Total loans and leases	40,866	41,437	41,004	41,025	40,367	499	1.2
Allowance for loan and lease losses	(913)	(764)	(731)	(654)	(630)	(283)	(44.9)

Net loans and leases	39,953	40,673	40,273	40,371	39,737	216	0.5

Total earning assets	46,571	47,575	47,641	48,279	47,657	(1,086)	(2.3)

Cash and due from banks	1,553	928	925	943	1,036	517	49.9
Intangible assets	3,371	3,421	3,441	3,449	3,472	(101)	(2.9)
All other assets	3,571	3,447	3,384	3,522	3,350	221	6.6

Total Assets	$54,153	$54,607	$54,660	$55,539	$54,885	$(732)	(1.3)%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$5,544	$5,205	$5,080	$5,061	$5,034	$510	10.1%
Demand deposits — interest bearing	4,076	3,988	4,005	4,086	3,934	142	3.6
Money market deposits	5,593	5,500	5,860	6,267	6,753	(1,160)	(17.2)
Savings and other domestic deposits	4,875	4,837	4,911	5,047	5,004	(129)	(2.6)
Core certificates of deposit	12,663	12,468	11,883	10,950	10,790	1,873	17.4

Total core deposits	32,751	31,998	31,739	31,411	31,515	1,236	3.9
Other domestic deposits of $100,000 or more	1,356	1,682	1,991	2,145	1,989	(633)	(31.8)
Brokered deposits and negotiable CDs	3,449	3,049	3,025	3,361	3,542	(93)	(2.6)
Deposits in foreign offices	633	854	1,048	1,110	885	(252)	(28.5)

Total deposits	38,189	37,583	37,803	38,027	37,931	258	0.7
Short-term borrowings	1,100	1,748	2,131	2,854	2,772	(1,672)	(60.3)
Federal Home Loan Bank advances	2,414	3,188	3,139	3,412	3,389	(975)	(28.8)
Subordinated notes and other long-term debt	4,611	4,252	4,382	3,928	3,814	797	20.9

Total interest bearing liabilities	40,770	41,566	42,375	43,160	42,872	(2,102)	(4.9)

All other liabilities	614	817	882	961	1,102	(488)	(44.3)
Shareholders’ equity	7,225	7,019	6,323	6,357	5,877	1,348	22.9

Total Liabilities and Shareholders’ Equity	$54,153	$54,607	$54,660	$55,539	$54,885	$(732)	(1.3)%

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

		Average Rates (2)
	2009	2008
Fully taxable equivalent basis (1)	First	Fourth	Third	Second	First

Assets
Interest bearing deposits in banks	0.45%	1.44%	2.17%	2.77%	3.97%
Trading account securities	4.04	5.32	5.45	5.13	5.27
Federal funds sold and securities purchased under resale agreements	0.20	0.24	2.02	2.08	3.07
Loans held for sale	5.04	6.58	6.54	5.98	5.41
Investment securities:
Taxable	5.64	5.74	5.54	5.50	5.71
Tax-exempt	6.19	7.02	6.80	6.77	6.75

Total investment securities	5.71	5.94	5.73	5.69	5.88
Loans and leases: (3)
Commercial:
Commercial and industrial	4.60	5.01	5.46	5.53	6.32
Commercial real estate:
Construction	2.76	4.55	4.69	4.81	5.86
Commercial	3.76	5.07	5.33	5.47	6.27

Commercial real estate	3.55	4.96	5.19	5.32	6.18

Total commercial	4.15	4.99	5.35	5.45	6.27

Consumer:
Automobile loans	7.20	7.17	7.13	7.12	7.25
Automobile leases	6.03	5.82	5.70	5.59	5.53

Automobile loans and leases	7.06	6.98	6.89	6.81	6.82
Home equity	5.13	5.87	6.19	6.43	7.21
Residential mortgage	5.71	5.84	5.83	5.78	5.86
Other loans	8.97	9.25	9.71	9.98	10.43

Total consumer	5.92	6.28	6.41	6.48	6.84

Total loans and leases	4.90	5.53	5.80	5.89	6.51

Total earning assets	4.99%	5.57%	5.77%	5.85%	6.40%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	0.14	0.34	0.51	0.55	0.82
Money market deposits	1.02	1.31	1.66	1.76	2.83
Savings and other domestic deposits	1.45	1.66	1.74	1.83	2.27
Core certificates of deposit	3.82	4.02	4.05	4.37	4.68

Total core deposits	2.27	2.49	2.57	2.67	3.18
Other domestic deposits of $100,000 or more	2.96	3.38	3.47	3.77	4.38
Brokered deposits and negotiable CDs	2.97	3.39	3.37	3.38	4.43
Deposits in foreign offices	0.17	0.90	1.49	1.66	2.16

Total deposits	2.33	2.58	2.66	2.78	3.36
Short-term borrowings	0.25	0.85	1.42	1.66	2.78
Federal Home Loan Bank advances	1.03	3.04	2.92	3.01	3.94
Subordinated notes and other long-term debt	3.29	4.49	4.29	4.21	5.12

Total interest bearing liabilities	2.31%	2.74%	2.79%	2.85%	3.53%

Net interest rate spread	2.68%	2.83%	2.98%	3.00%	2.87%
Impact of non-interest bearing funds on margin	0.29	0.35	0.31	0.29	0.36

Net interest margin	2.97%	3.18%	3.29%	3.29%	3.23%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2009	2008				1Q09 vs 1Q08
(in thousands, except per share amounts)	First	Fourth	Third	Second	First	Amount	Percent

Interest income	$569,957	$662,508	$685,728	$696,675	$753,411	$(183,454)	(24.3)%
Interest expense	232,452	286,143	297,092	306,809	376,587	(144,135)	(38.3)

Net interest income	337,505	376,365	388,636	389,866	376,824	(39,319)	(10.4)
Provision for credit losses	291,837	722,608	125,392	120,813	88,650	203,187	N.M.

Net interest income (loss) after provision for credit losses	45,668	(346,243)	263,244	269,053	288,174	(242,506)	(84.2)

Service charges on deposit accounts	69,878	75,247	80,508	79,630	72,668	(2,790)	(3.8)
Brokerage and insurance income	39,948	31,233	34,309	35,694	36,560	3,388	9.3
Trust services	24,810	27,811	30,952	33,089	34,128	(9,318)	(27.3)
Electronic banking	22,482	22,838	23,446	23,242	20,741	1,741	8.4
Bank owned life insurance income	12,912	13,577	13,318	14,131	13,750	(838)	(6.1)
Automobile operating lease income	13,228	13,170	11,492	9,357	5,832	7,396	N.M.
Mortgage banking income (loss)	35,418	(6,747)	10,302	12,502	(7,063)	42,481	N.M.
Securities gains (losses)	2,067	(127,082)	(73,790)	2,073	1,429	638	44.6
Other income	18,359	17,052	37,320	26,712	57,707	(39,348)	(68.2)

Total non-interest income	239,102	67,099	167,857	236,430	235,752	3,350	1.4

Personnel costs	175,932	196,785	184,827	199,991	201,943	(26,011)	(12.9)
Outside data processing and other services	32,432	31,230	32,386	30,186	34,361	(1,929)	(5.6)
Net occupancy	29,188	22,999	25,215	26,971	33,243	(4,055)	(12.2)
Equipment	20,410	22,329	22,102	25,740	23,794	(3,384)	(14.2)
Amortization of intangibles (2)	2,619,848	19,187	19,463	19,327	18,917	2,600,931	N.M.
Professional services	18,253	17,420	13,405	13,752	9,090	9,163	N.M.
Marketing	8,225	9,357	7,049	7,339	8,919	(694)	(7.8)
Automobile operating lease expense	10,931	10,483	9,093	7,200	4,506	6,425	N.M.
Telecommunications	5,890	5,892	6,007	6,864	6,245	(355)	(5.7)
Printing and supplies	3,572	4,175	4,316	4,757	5,622	(2,050)	(36.5)
Other expense	45,088	50,237	15,133	35,676	23,841	21,247	89.1

Total non-interest expense	2,969,769	390,094	338,996	377,803	370,481	2,599,288	N.M.

(Loss) Income before income taxes	(2,684,999)	(669,238)	92,105	127,680	153,445	(2,838,444)	N.M.
(Benefit) Provision for income taxes	(251,792)	(251,949)	17,042	26,328	26,377	(278,169)	N.M.

Net (loss) income	$(2,433,207)	$(417,289)	$75,063	$101,352	$127,068	$(2,560,275)	N.M.

Dividends declared on preferred shares	58,793	23,158	12,091	11,151	—	58,793	—

Net (loss) income applicable to common shares	$(2,492,000)	$(440,447)	$62,972	$90,201	$127,068	(2,619,068)	N.M. %

Average common shares — basic	366,919	366,054	366,124	366,206	366,235	684	0.2%
Average common shares — diluted (3)	366,919	366,054	367,361	367,234	367,208	(289)	(0.1)

Per common share
Net (loss) income — basic	$(6.79)	$(1.20)	$0.17	$0.25	$0.35	$(7.14)	N.M. %
Net (loss) income — diluted	(6.79)	(1.20)	0.17	0.25	$0.35	$(7.14)	N.M.
Cash dividends declared	0.0100	0.1325	0.1325	0.1325	0.265	(0.255)	(96.2)

Return on average total assets	(18.22)%	(3.04)%	0.55%	0.73%	0.93%	(19.15)%	N.M.
Return on average total shareholders’ equity	N.M.	(23.6)	4.7	6.4	8.7	(8.7)	N.M.
Return on average tangible shareholders’ equity (4)	18.4	(43.2)	11.6	15.0	22.0	(3.6)	(16.4)
Net interest margin (5)	2.97	3.18	3.29	3.29	3.23	(0.26)	(8.0)
Efficiency ratio (6)	60.5	64.6	50.3	56.9	57.0	3.5	6.1
Effective tax rate (benefit)	(9.4)	(37.6)	18.5	20.6	17.2	(26.6)	N.M.

Revenue — fully taxable equivalent (FTE)
Net interest income	$337,505	$376,365	$388,636	$389,866	$376,824	$(39,319)	(10.4)
FTE adjustment	3,582	3,641	5,451	5,624	5,502	(1,920)	(34.9)

Net interest income (5)	341,087	380,006	394,087	395,490	382,326	(41,239)	(10.8)
Non-interest income	239,102	67,099	167,857	236,430	235,752	3,350	1.4

Total revenue (5)	$580,189	$447,105	$561,944	$631,920	$618,078	$(37,889)	(6.1)%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to “Significant Items.”

(2)	The 2009 first quarter included goodwill impairment totaling $2.6 billion. Refer to “Significant Items”.

(3)	For the three-month periods ended March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation. It was excluded because the result would have been higher than basic earnings per common share (anti-dilutive) for the period.

(4)	Net income (loss) excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average stockholders’ equity less equals average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2009	2008				1Q09 vs 1Q08
(in thousands, except as noted)	First	Fourth	Third	Second	First	Amount	Percent

Mortgage Banking Income
Origination and secondary marketing	$29,965	$7,180	$7,647	$13,098	$9,332	$20,633	N.M. %
Servicing fees	11,840	11,660	11,838	11,166	10,894	946	8.7
Amortization of capitalized servicing (1)	(12,285)	(6,462)	(6,234)	(7,024)	(6,914)	(5,371)	(77.7)
Other mortgage banking income	9,404	2,959	3,519	5,959	4,331	5,073	N.M.

Sub-total	38,924	15,337	16,770	23,199	17,643	21,281	N.M.
MSR valuation adjustment (1)	(10,389)	(63,355)	(10,251)	39,031	(18,093)	7,704	(42.6)
Net trading gains (losses) related to MSR hedging	6,883	41,271	3,783	(49,728)	(6,613)	13,496	N.M.

Total mortgage banking income (loss)	$35,418	$(6,747)	$10,302	$12,502	$(7,063)	$42,481	N.M. %

Average trading account securities used to hedge MSRs (in millions)	$223	$857	$941	$1,190	$1,139
Capitalized mortgage servicing rights (2)	167,838	167,438	230,398	240,024	191,806	$(23,968)	(12.5)%
Total mortgages serviced for others (in millions) (2)	16,315	15,754	15,741	15,770	15,138	1,177	7.8
MSR % of investor servicing portfolio	1.03%	1.06%	1.46%	1.52%	1.27%	(0.24)%	(18.9)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(10,389)	$(63,355)	$(10,251)	$39,031	$(18,093)	$7,704	(42.6)%
Net trading gains (losses) related to MSR hedging	6,883	41,271	3,783	(49,728)	(6,613)	13,496	N.M.
Net interest income related to MSR hedging	2,441	9,473	8,368	9,364	5,934	(3,493)	(58.9)

Net impact of MSR hedging	$(1,065)	$(12,611)	$1,900	$(1,333)	$(18,772)	$17,707	(94.3)%

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2009	2008
(in thousands)	First	Fourth	Third	Second	First

Allowance for loan and lease losses, beginning of period	$900,227	$720,738	$679,403	$627,615	$578,442

Loan and lease losses	(353,005)	(571,053)	(96,388)	(78,084)	(60,804)
Recoveries of loans previously charged off	11,514	10,433	12,637	12,837	12,355

Net loan and lease losses	(341,491)	(560,620)	(83,751)	(65,247)	(48,449)

Provision for loan and lease losses	289,001	728,046	125,086	117,035	97,622
Economic reserve transfer	—	12,063	—	—	—
Allowance of assets sold	(9,188)	—	—	—	—

Allowance for loan and lease losses, end of period	$838,549	$900,227	$720,738	$679,403	$627,615

Allowance for unfunded loan commitments and letters of credit, beginning of period	$44,139	$61,640	$61,334	$57,556	$66,528

Provision for (Reduction in) unfunded loan commitments and letters of credit losses	2,836	(5,438)	306	3,778	(8,972)
Economic reserve transfer	—	(12,063)	—	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$46,975	$44,139	$61,640	$61,334	$57,556

Total allowances for credit losses	$885,524	$944,366	$782,378	$740,737	$685,171

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.12%	2.19%	1.75%	1.66%	1.53%
Nonaccrual loans and leases (NALs)	54	60	123	127	166
Nonperforming assets (NPAs)	47	55	107	109	121

Total allowances for credit losses (ACL) as % of:
Total loans and leases	2.24%	2.30%	1.90%	1.80%	1.67%
Nonaccrual loans and leases	57	63	134	138	182
Nonperforming assets	50	58	116	119	132

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2009	2008
(in thousands)	First	Fourth	Third	Second	First

Net charge-offs by loan and lease type:
Commercial and industrial	$210,648 (1)	$473,426 (2)	$29,646	$12,361	$10,732
Commercial real estate:
Construction	25,642	2,390	3,539	575	122
Commercial	57,139	35,991	7,446	14,524	4,153

Commercial real estate	82,781	38,381	10,985	15,099	4,275

Total commercial	293,429	511,807	40,631	27,460	15,007

Consumer:
Automobile loans	14,971	14,885	9,813	8,522	8,008
Automobile leases	3,086	3,666	3,532	2,928	3,211

Automobile loans and leases	18,057	18,551	13,345	11,450	11,219
Home equity	17,680	19,168	15,828	17,345	15,215
Residential mortgage	6,298	7,328	6,706	4,286	2,927
Other loans	6,027	3,766	7,241	4,706	4,081

Total consumer	48,062	48,813	43,120	37,787	33,442

Total net charge-offs	$341,491	$560,620	$83,751	$65,247	$48,449

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1),(2)	6.22%	13.78%	0.87%	0.36%	0.32%
Commercial real estate:
Construction	5.05	0.45	0.68	0.11	0.02
Commercial	2.83	1.77	0.39	0.77	0.23

Commercial real estate	3.27	1.50	0.45	0.63	0.18

Total commercial	4.96	8.54	0.69	0.47	0.27

Consumer:
Automobile loans	1.56	1.53	1.02	0.94	0.97
Automobile leases	2.39	2.31	1.84	1.28	1.18

Automobile loans and leases	1.66	1.64	1.15	1.01	1.02
Home equity	0.93	1.02	0.85	0.94	0.84
Residential mortgage	0.55	0.62	0.56	0.33	0.22
Other loans	3.59	2.22	4.32	2.69	2.29

Total consumer	1.12	1.12	0.98	0.85	0.75

Net charge-offs as a % of average loans	3.34%	5.41%	0.82%	0.64%	0.48%

(1)	The 2009 first quarter included charge-offs totaling $128,338 thousand associated with the Franklin restructuring.

(2)	The 2008 fourth quarter included charge-offs totaling $423,269 thousand associated with Franklin.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	2009	2008
(in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,

Nonaccrual loans and leases (NALs):
Commercial and industrial (1)	$398,286	$932,648	$174,207	$161,345	$101,842
Commercial real estate	629,886	445,717	298,844	261,739	183,000
Residential mortgage (1)	486,955	98,951	85,163	82,882	66,466
Home equity	37,967	24,831	27,727	29,076	26,053

Total nonaccrual loans and leases	1,553,094	1,502,147	585,941	535,042	377,361
Other real estate, net:
Residential (1)	143,856	63,058	59,302	59,119	63,675
Commercial	66,906	59,440	14,176	13,259	10,181

Total other real estate, net	210,762	122,498	73,478	72,378	73,856
Impaired loans held for sale (2)	11,887	12,001	13,503	14,759	66,353
Other NPAs (3)	—	—	2,397	2,557	2,836

Total nonperforming assets	$1,775,743	$1,636,646	$675,319	$624,736	$520,406

Nonperforming Franklin loans (1)
Commercial	$—	$650,225	$—	$—	$—
Residential mortgage	360,106	—	—	—	—
OREO	79,596	—	—	—	—
Home Equity	6,000	—	—	—	—

Total nonperforming Franklin loans	$445,702	$650,225	$—	$—	$—

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	3.93%	3.66%	1.42%	1.30%	0.92%

NPA ratio (4)	4.46	3.97	1.64	1.52	1.26

	2009	2008
(in thousands)	First	Fourth	Third	Second	First

Nonperforming assets, beginning of period	$1,636,646	$675,319	$624,736	$520,406	$472,902
New nonperforming assets	622,515	509,320	175,345	256,308	141,090
Franklin impact, net (1)	(204,523)	650,225	—	—	—
Returns to accruing status	(36,056)	(13,756)	(9,104)	(5,817)	(13,484)
Loan and lease losses	(172,416)	(100,335)	(52,792)	(40,808)	(27,896)
Payments	(61,452)	(66,536)	(43,319)	(46,091)	(38,746)
Sales	(8,971)	(17,591)	(19,547)	(59,262)	(13,460)

Nonperforming assets, end of period	$1,775,743	$1,636,646	$675,319	$624,736	$520,406

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$228,260	$271,521	$248,087	$190,923	$200,231

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.58%	0.66%	0.60%	0.47%	0.49%

Accruing loans and leases past due 90 days or more, excluding loans guaranteed by the U.S. government	$139,709	$188,945	$179,358	$125,902	$142,328

Accruing loans and leases past due 90 days or more, excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.35%	0.46%	0.44%	0.31%	0.35%

Accruing restructured loans
Commercial (1)	$201,508	$185,333	$364,939	$368,379	$1,157,361
Residential mortgage	108,011	82,857	71,512	57,802	45,608
Other	45,061	38,227	35,008	29,349	14,215

Total accruing restructured loans	$354,580	$306,417	$471,459	$455,530	$1,217,184

(1)	Franklin loans were reported as accruing restructured commercial loans for the three-month periods ended March 31, 2008, June 30, 2008, and September 30, 2008. For the three-month period ended December 31, 2008, Franklin loans were reported as nonaccruing commercial and industrial loans. For the three-month period ended March 31, 2009, nonaccruing Franklin loans were reported as residential mortgage loans, home equity loans, and OREO; reflecting the 2009 first quarter restructuring.

(2)	Represent impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell. The decline from March 31, 2008 to June 30, 2008 was primarily due to the sale of these loans.

(3)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(4)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2009	2008
(in thousands, except per share amounts)	First	Fourth	Third	Second	First

Common stock price, per share
High (1)	$8.000	$11.650	$13.500	$11.750	$14.870
Low (1)	1.000	5.260	4.370	4.940	9.640
Close	1.660	7.660	7.990	5.770	10.750
Average closing price	2.733	8.276	7.510	8.783	12.268

Dividends, per share
Cash dividends declared per common share	$0.0100	$0.1325	$0.1325	$0.1325	$0.2650

Common shares outstanding
Average — basic	366,919	366,054	366,124	366,206	366,235
Average — diluted (2)	366,919	366,054	367,361	367,234	367,208
Ending	390,682	366,058	366,069	366,197	366,226
Book value per common share	$7.80	$14.62	$15.86	$15.88	$16.13
Tangible book value per common share (3)	6.08	5.64	6.85	6.83	7.09

Capital data

	2009		2008
(in millions)	March 31,	December 31,	September 30,	June 30,	March 31,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$4,815	$7,229	$6,376	$6,383	$5,909
Less: goodwill	(452)	(3,055)	(3,056)	(3,057)	(3,047)
Less: other intangible assets	(340)	(357)	(376)	(395)	(409)
Add: related deferred tax liability (3)	119	125	132	138	143

Total tangible equity	4,142	3,942	3,075	3,070	$2,595
Less: Preferred equity	(1,768)	(1,878)	(569)	(569)	—

Total tangible common equity	$2,374	$2,064	$2,506	$2,501	$2,595

Total assets	$51,702	$54,353	$54,661	$55,334	$56,052
Less: goodwill	(452)	(3,055)	(3,056)	(3,057)	(3,047)
Less: other intangible assets	(340)	(357)	(376)	(395)	(409)
Add: related deferred tax liability (3)	119	125	132	138	143

Total tangible assets	$51,029	$51,066	$51,360	$52,020	$52,739

Tangible equity / asset ratio	8.12%	7.72%	5.99%	5.90%	4.92%
Tangible common equity / asset ratio	4.65	4.04	4.88	4.81	4.92

Other capital data:
Total risk-weighted assets	$45,768	$46,994	$46,608	$46,602	$46,546

Tier 1 leverage ratio (4)	9.47%	9.82%	7.99%	7.88%	6.83%
Tier 1 risk-based capital ratio (4)	11.03	10.72	8.80	8.82	7.56
Total risk-based capital ratio (4)	14.19	13.91	12.03	12.05	10.87

Tangible equity / risk-weighted assets ratio	9.05	8.39	6.60	6.59	5.58
Tangible common equity / risk-weighted assets ratio	5.19	4.39	5.38	5.37	5.58

Other data:
Number of employees (full-time equivalent)	10,533	10,951	10,901	11,251	11,787
Number of domestic full-service banking offices (5)	608	613	612	625	627

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For the three-month periods ended March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation. It was excluded because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	At end of period. March 31, 2009 ratios are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(5)	Includes 9 Private Financial Group offices.